UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 22965

Value Line Funds Investment Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item I.     Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

Annual Report
December 31, 2015

Worthington Value Line Dynamic Opportunity Fund
(A Series of Value Line Funds Investment Trust)
Investor Class (WVLEX)
Institutional Class (WVLDX)
(formerly, Worthington Value Line Equity Advantage Fund)

Distributed by EULAV Securities LLC
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00161888

CEO Letter (unaudited)

Dear Shareholders:
Welcome to the Worthington Funds! We are pleased to present the first annual report for the Worthington Value Line Dynamic Opportunity Fund (the “Fund”), launched on January 30, 2015, for the 11-month period through December 31, 2015 (the “reporting period”).
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. In coordination with Value Line Funds, one of America’s oldest names in mutual fund investing, we devised a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition.
Effective November 20, 2015, the Fund was re-named from the Worthington Value Line Equity Advantage Fund to the Worthington Value Line Dynamic Opportunity Fund. In so doing, the Fund’s investment objective and strategy was also changed to include current income and investment in fixed income closed-end funds, respectively. The end result is an actively managed portfolio generally comprised of equity and fixed income closed-end funds that are primarily purchased at a discount to their respective net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms. Designed as a complement to an investor’s core equity and fixed income portfolio, the Fund represents an actively managed solution to the inefficient closed-end fund market. For the reporting period, the Fund declined 6.19%, but it significantly outpaced the decline of its benchmark index, the First Trust Equity Closed-End Fund Total Return Price Index1, during its first 11 months of operation.
Going forward, our intent is to add several more strategies to the Worthington Funds’ line-up, built on three unifying principles:
•
Innovation — A focus on market segments that we believe are inefficient, underserved and present compelling capital appreciation opportunities.

•
Discipline — An alignment with like-minded, highly experienced investment managers who employ time-tested strategies.

•
Results — We seek to provide superior long-term performance over full market cycles without undue risk.

On the following pages, the Fund’s portfolio manager discusses the Fund’s management since its inception through December 31, 2015. The discussion highlights key factors influencing the Fund’s recent performance. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy and the equity closed-end fund market during 2015.
Economic Review
The capital markets were focused for much of the annual period on probable tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points. (A basis point is 1/100th of a percentage point.)
Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
U.S. Gross Domestic Product (GDP) on an inflation-adjusted basis, got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a strong annualized rate of 3.9%, in large part based on higher consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7% , as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Closed-End Fund Market Review
The 11-month period ended December 31, 2015 was a volatile one for equity closed-end fund investors. Most equity closed-end funds’ performance was weaker than their underlying equity holdings’ performance. As such, the discount on many closed-end funds widened throughout the year. At the year’s close, the Fund’s average discount to net asset value was approximately 10.4%.

CEO Letter (unaudited) (continued)

The performance of many closed-end equity funds was largely impacted by their percentage of energy exposure. During 2015, the price of oil declined by approximately 30%, an extraordinary decrease that not only impacted energy companies but also those companies that service this critical industry.
In turn, lower commodity prices, especially oil, as well as the impact of rising interest rates, hurt the closed-end fund market. While energy was the worst performing sector within the S&P 500®2 Index, down 17.13% during the reporting period, energy master limited partnership (MLP) closed-end funds and energy equity closed-end funds lagged even more, according to Morningstar, as the outlook for lower U.S. oil production hampered their transportation/infrastructure-focused businesses. Traditionally considered for their attractive and dependable yields, some MLPs, were forced to cut their distributions during the reporting period.
Lower commodity prices also pressured the materials sector, which ended in negative territory as well. Additionally, the interest rate-sensitive utilities sector posted negative returns during the reporting period, as investors anticipated higher interest rates. In turn, other closed-end fund categories experienced weakness and included natural resources, precious metals, emerging markets and utilities.
On the other hand, consumer discretionary, consumer staples and information technology stocks fared best within the S&P 500® Index. Worldwide, developed markets outperformed emerging markets. Top performing equity closed-fund categories during the reporting period included Japan equities and preferred stock.
On the fixed income side, many closed-end funds posted positive returns, with various U.S. national, state and high yield municipal bond closed-end funds among the strongest. The strong performance of underlying municipal bonds during the reporting period can be largely attributed to improving outlooks for states, cities and municipalities, a beneficial supply and demand balance and the tax advantages they offer. On the other hand, closed-end funds that held non-investment grade securities tied to the energy sector fell in sympathy with declining commodity prices.
* * *
We are pleased that you have included the Worthington Funds as a component of your diversified portfolio. We appreciate your confidence in Worthington and look forward to delivering additional innovative, disciplined and results-oriented investments in the years to come. For up-to-date information on the Fund and thoughts from our portfolio team on the ever-changing investment environment, we invite you to visit our website at www.WorthingtonFunds.com.
Best Regards,
Steven W. Sansom
Founder and Chief Executive Officer
Worthington Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of the Worthington Value Line Dynamic Opportunity Fund’s prospectus can be obtained free of charge by calling 855.400.5941.
The Worthington Value Line Dynamic Opportunity Fund is distributed by EULAV Securities LLC.
The Worthington Value Line Dynamic Opportunity Fund primarily invests in a diversified basket of U.S. closed-end funds, preferred stocks and ETFs, and therefore is subject to the risks associated with closed-end funds, preferred stocks and ETFs. These risks include general market risk and depending on their investment policies and the types of securities in which the funds invest, may also be subject to issuer, credit, interest rate, prepayment, inflation, liquidity, political, currency, reinvestment, sector concentration, foreign securities and leverage risk.
Value Line, Value Line Logo, Timeliness, Safety are trademarks or registered trademarks of Value Line Inc. and/or its affiliates in the United States and other countries. Used by permission.

The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors; U.S. global, international, country, emerging market, commodities, preferreds, REITs, covered calls, sector specific, tax-advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

WORTHINGTON VALUE LINE DYNAMIC
OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is capital appreciation and current income. The Fund obtains exposure to the equity and fixed income asset classes primarily by investing in a diversified basket of closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes — equity securities, fixed income securities, and cash — based on the Manager’s and the Adviser’s views on the market. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds, the Fund is similar in nature to a fund of funds. The Adviser actively manages the Fund’s portfolio first by determining the allocation of the Fund’s assets among equity securities, fixed income securities and cash as asset classes based upon the Manager’s and the Adviser’s view of the relative attractiveness and outlook of each asset class, and subsequently by investing the Fund’s assets among underlying closed-end funds in the equity and fixed income asset classes pursuant to the proprietary models discussed below and research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund allocates its investments between closed-end funds that primarily invest in equity securities and closed-end funds that primarily invest in fixed income (such as debt) securities.
Manager Discussion of Fund Performance
Below, Worthington Value Line Dynamic Opportunity Fund portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 11 months ended December 31, 2015 (the “reporting period”).
How did the Fund perform during the reporting period?
The Fund generated a total return of  -6.19% during the 11 months ended December 31, 2015. This compares favorably to the -11.31% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Price Index (the “First Trust Index”), during the same period.
On December 31, 2015, the Fund’s distribution yield was 6.8%.
What key factors were responsible for the Fund’s performance during the reporting period?
While absolute returns were disappointing, the Fund’s outperformance relative to the First Trust Index can be attributed primarily to sector allocation decisions. Via its underlying closed-end funds, the Fund benefited primarily from its relatively smaller allocation to the weak performing energy sector. During the reporting period, energy closed-end funds within the First Trust Index underperformed and discounts to their NAVs widened.
Did the Fund’s proprietary model favor certain types of equity closed-end fund during the reporting period?
The Fund’s proprietary model favored energy, real estate and natural resources closed-end funds. The Value Line quantitative model ranks all equity closed-end funds according to a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions to reduce the Fund’s energy and emerging markets weightings and boost its exposure to health care and broad-based equities helped the portfolio’s performance relative to the First Trust Index.
Which underlying closed-end funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the reporting period were positions in the John Hancock Financial Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, and Source Capital.
Which underlying closed-end funds detracted significantly from the Fund’s performance during the reporting period?
The closed-end funds that detracted most from the Fund’s performance during the reporting period were positions in GAMCO Global Gold Natural Resources & Income Trust, Salient Midstream & MLP Fund, and Tortoise MLP Fund.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, we supplemented our holdings with equity exchange-traded funds (ETFs). During the reporting period, the Fund held, on average, approximately a 5% weighting in ETFs.

WORTHINGTON VALUE LINE DYNAMIC
OPPORTUNITY FUND (continued)

Manager Discussion (continued) (unaudited)
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
How was the Fund positioned at the end of 2015?
As of December 31, 2015, the Fund owned 31 equity closed-end funds; 28 fixed income closed-end funds, including three tax-exempt fixed income closed-end funds; and 2 equity ETFs. Each holding was individually weighted within a range of 0.7% to 2.9% of total net assets.
At the end of December 2015, the equity portion of the Fund was overweight relative to the First Trust Index via positions in financials, information technology, materials, industrials and health care. On the same date, the Fund was underweight relative to the First Trust Index in energy and utilities.
Approximately 62% of the Fund’s assets were allocated to equity closed-end funds; approximately 30% were allocated to fixed income closed-end funds; approximately 5% of the Fund’s assets were allocated to equity ETFs and approximately 3% of the Fund’s assets were allocated to cash & equivalents.
What is your tactical view and strategy for the months ahead?
Regardless of market environment, we intend to stay disciplined in our quantitative and qualitative decision-making processes. We believe that 2016 may be a brighter environment for closed-end funds. Our portfolio composition will be dynamically positioned to opportunistically capture not only capital appreciation and current income from the underlying closed-end funds but excess capital appreciation as the discounts narrow.

Worthington Value Line Dynamic Opportunity Fund
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
iShares U.S. Financial Services ETF	800	$71,984	2.9%
Tekla Healthcare Opportunities Fund	4,100	71,299	2.8%
Blackrock Science & Technology Trust	4,050	70,105	2.8%
Liberty All Star Equity Fund	13,075	69,951	2.8%
BlackRock Enhanced Equity Dividend Trust	9,100	69,251	2.8%
Eaton Vance Risk-Managed Diversified Equity Income Fund	6,800	69,088	2.7%
Nuveen Dow 30sm Dynamic Overwrite Fund	4,800	68,928	2.7%
General American Investors Co., Inc.	2,150	68,671	2.7%
Gabelli Dividend & Income Trust (The)	3,700	68,302	2.7%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	3,500	67,795	2.7%
Asset Class Allocation* – Percentage of Net Assets
*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Worthington Value Line Dynamic Opportunity Fund
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

Closed-End Funds Sector Weightings (As of 12/31/2015) (Unaudited)

Worthington Value Line Dynamic Opportunity Fund
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of the Worthington Value Line Dynamic Opportunity Fund to that of the First Trust Equity Closed-End Fund Total Return Price Index (the “Index”). The Worthington Value Line Dynamic Opportunity Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Worthington Value Line Dynamic Opportunity Fund and the First Trust Equity Closed-End Fund Total Return Price Index*

Performance Data: **
Average Annual Total Return
Investor Class
Since Inception 02/02/15	-6.19%
Institutional Class
Since inception 11/20/15	-0.31%
*
The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors; U.S. global, international, country, emerging market, commodities, preferreds, REITs, covered calls, sector specific, tax-advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Worthington Value Line Dynamic Opportunity Fund
Schedule of Investments

Shares		Value
CLOSED-END FUNDS (92.3%)
	BANK LOAN — 4.2%
2,112	BlackRock Floating Rate Income Trust	$26,400
1,965	Blackstone / GSO Strategic Credit Fund	26,272
6,492	Invesco Senior Income Trust	26,228
2,526	Pioneer Floating Rate Trust	27,407
		106,307
	CHINA REGION — 0.8%
1,000	Morgan Stanley China A Share Fund, Inc.	19,910
	CONVERTIBLES — 2.1%
2,511	Calamos Convertible and High Income Fund	26,391
2,744	Calamos Convertible Opportunities and Income Fund	27,193
		53,584
	CORPORATE BONDS — 1.1%
2,137	BlackRock Core Bond Trust	27,012
	EMERGING MARKETS BONDS — 3.2%
4,263	Templeton Global Income Fund	27,070
1,937	Western Asset Emerging Markets Debt Fund, Inc.	26,595
2,755	Western Asset Emerging Markets Income Fund, Inc.	26,806
		80,471
	ENERGY LIMITED PARTNERSHIP — 4.5%
3,200	Fiduciary/Claymore MLP Opportunity Fund	41,536
2,200	First Trust Energy Infrastructure Fund	32,098
2,250	Tortoise MLP Fund, Inc.	39,060
		112,694
	EQUITY ENERGY — 1.5%
3,000	BlackRock Energy and Resources Trust	37,590
	GLOBAL REAL ESTATE — 3.1%
6,200	Alpine Global Premier Properties Fund	35,774
5,615	CBRE Clarion Global Real Estate Income Fund	42,899
		78,673
	HEALTH — 2.8%
4,100	Tekla Healthcare Opportunities Fund	71,299
	HIGH YIELD BONDS — 6.5%
2,728	BlackRock Corporate High Yield Fund, Inc.	26,680
1,909	BlackRock Limited Duration Income Trust	27,833
1,205	Nuveen Mortgage Opportunity Term Fund	27,366
1,954	Prudential Global Short Duration High Yield Fund, Inc.	27,649
3,646	Wells Fargo Income Opportunities Fund	27,163
5,900	Western Asset High Income Opportunity Fund, Inc.	27,671
		164,362
	INDUSTRIALS — 1.9%
4,000	Voya Infrastructure Industrials and Materials Fund	49,040
	INTERMEDIATE-TERM BONDS — 1.1%
1,247	Brookfield Total Return Fund, Inc.	27,372
Shares		Value
	LARGE BLEND — 10.8%
12,200	Gabelli Equity Trust, Inc.	$64,782
2,150	General American Investors Co., Inc.	68,671
13,075	Liberty All Star Equity Fund	69,951
4,800	Nuveen Dow 30sm Dynamic Overwrite Fund	68,928
		272,332
	LARGE GROWTH — 4.9%
4,000	Eaton Vance Enhanced Equity Income Fund	53,680
6,800	Eaton Vance Risk-Managed Diversified Equity Income Fund	69,088
		122,768
	LARGE VALUE — 5.5%
9,100	BlackRock Enhanced Equity Dividend Trust	69,251
3,700	Gabelli Dividend & Income Trust (The)	68,302
		137,553
	MISCELLANEOUS REGION — 1.1%
1,650	Mexico Fund, Inc. (The)	27,423
	MODERATE ALLOCATION — 2.6%
3,450	Eaton Vance Tax-Advantaged Dividend Income Fund	66,723
	MULTISECTOR BONDS — 5.3%
2,424	AllianceBernstein Global High Income Fund, Inc.	26,131
1,735	BlackRock Multi-Sector Income Trust	27,430
2,132	Eaton Vance, Ltd. Duration Income Fund	27,204
924	PIMCO Dynamic Income Fund	25,281
2,999	PIMCO Income Strategy Fund II	26,301
		132,347
	MUNI NATIONAL LONG — 3.4%
1,959	BlackRock Muni Intermediate Duration Fund, Inc.	27,759
2,057	Nuveen Premier Municipal Income Fund, Inc.	28,099
1,975	Nuveen Premium Income Municipal Fund 2, Inc.	28,558
		84,416
	NATURAL RESOURCES — 3.0%
5,250	BlackRock Resources & Commodities Strategy Trust	37,327
7,800	GAMCO Global Gold Natural Resources & Income Trust	37,050
		74,377
	PREFERRED STOCKS — 2.2%
1,591	John Hancock Preferred Income Fund III	28,415
3,333	Nuveen Quality Preferred Income Fund	27,597
		56,012
	REAL ESTATE — 1.7%
3,955	Nuveen Real Estate Income Fund	42,002
	TECHNOLOGY — 5.5%
4,050	Blackrock Science & Technology Trust	70,105
3,500	Nuveen NASDAQ 100 Dynamic Overwrite Fund	67,795
		137,900

See Notes to Financial Statements.

December 31, 2015

Shares		Value
CLOSED-END FUNDS (92.3%) (continued)
	UTILITIES — 4.8%
2,450	BlackRock Utility and Infrastructure Trust	$41,111
2,300	Cohen & Steers Infrastructure Fund, Inc.	43,884
2,500	Duff & Phelps Global Utility Income Fund, Inc.	36,825
		121,820
	WORLD ALLOCATION — 4.2%
2,300	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	49,036
9,500	Wells Fargo Global Dividend Opportunity Fund	56,240
		105,276
	WORLD BONDS — 0.7%
4,029	Aberdeen Asia-Pacific Income Fund, Inc.	18,413
	WORLD STOCKS — 3.8%
5,185	Alpine Total Dynamic Dividend Fund	39,821
8,000	Voya Global Equity Dividend and Premium Opportunity Fund	56,000
		95,821
TOTAL CLOSED-END FUNDS (Cost $2,487,726) (92.3%)		2,323,497
Shares		Value
EXCHANGE-TRADED FUNDS (4.9%)
	FINANCIAL — 2.9%
800	iShares U.S. Financial Services ETF	$71,984
	HEALTH — 2.0%
150	iShares Nasdaq Biotechnology ETF	50,749
TOTAL EXCHANGE-TRADED FUNDS (Cost $120,687) (4.9%)		122,733
SHORT-TERM INVESTMENT (1.6%)
	MONEY MARKET FUND (1.6%)
41,417	State Street Institutional Liquid Reserves Fund	41,417
TOTAL SHORT-TERM INVESTMENTS (Cost $41,417) (1.6%)		41,417
TOTAL INVESTMENT SECURITIES (98.8%) (Cost $2,649,830)		$2,487,647
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)		29,912
NET ASSETS (100%)		$2,517,559
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,323,497	$—	$—	$2,323,497
Exchange-Traded Funds	122,733	—	—	122,733
Short-Term Investment	41,417	—	—	41,417
Total Investments in Securities	$2,487,647	$—	$—	$2,487,647
See Notes to Financial Statements.

Statement of Assets and Liabilities
at December 31, 2015

Assets:
Investment securities, at value (Cost – $2,649,830)	$2,487,647
Cash	364
Receivable from Manager	33,443
Interest and dividends receivable	11,447
Prepaid expenses	10,927
Total Assets	2,543,828
Liabilities:
Accrued expenses:
Custody fee payable	14,223
Tax fee payable	6,912
Registration fee payable	2,562
Directors’ fees and expenses	1,567
Other	1,005
Total Liabilities	26,269
Net Assets	$2,517,559
Net assets consist of:
Additional paid-in capital	2,776,855
Accumulated net realized loss on investments	(97,113)
Net unrealized depreciation of investments	(162,183)
Net Assets	$2,517,559
Net Asset Value Per Share
Investor Class(1)
Net Assets	$2,417,930
Shares Outstanding	275,292
Net Asset Value, Offering and Redemption Price per Outstanding Share	$8.78
Institutional Class(2)
Net Assets	$99,629
Shares Outstanding	11,342
Net Asset Value, Offering and Redemption Price per Outstanding Share	$8.78
(1)
Commenced operations on February 2, 2015.

(2)
Commenced operations on November 20, 2015.

See Notes to Financial Statements.

Statement of Operations
for the Period Ended December 31, 2015(1)

Investment Income:
Dividends	$87,019
Interest	125
Total Income	87,144
Expenses:
Advisory fee	23,137
Service and distribution plan fees	5,759
Custodian fees	42,222
Auditing and legal fees	14,354
Transfer agent fees	12,764
Sub-transfer agent fees	55
Directors’ fees and expenses	2,176
Printing and postage	13,297
Registration and filing fees	36,473
Tax expense	10,945
Insurance	850
Other	2,988
Total Expenses Before Fees Waived and Reimbursed	165,020
Less: Fees Waived and Reimbursed by the Adviser, Manager and Distributor (See Note 4)	(129,968)
Less: Sub-transfer Agent Fees Waived	(55)
Net Expenses	34,997
Net Investment Income	52,147
Net Realized and Unrealized Loss on:
Net Realized Loss From:
Investments	(97,113)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(162,183)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on	(259,296)
Net Decrease in Net Assets from Operations	$(207,149)
(1)
The Fund commenced operations on February 2, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Period Ended December 31, 2015

February 2, 2015(1) to December 31, 2015
Operations:
Net investment income	$52,147
Net realized loss on investments	(97,113)
Change in net unrealized appreciation/(depreciation) on investments	(162,183)
Net decrease in net assets from operations	(207,149)
Distributions to Shareholders from:
Net investment income
Investor Class	(51,366)
Institutional Class(2)	(2,115)
Return of capital
Investor Class	(101,533)
Institutional Class(2)	(4,182)
Total distributions	(159,196)
Share Transactions:
Proceeds from sale of shares
Investor Class	2,945,659
Institutional Class(2)	100,000
Proceeds from reinvestment of dividends to shareholders
Investor Class	152,270
Institutional Class(2)	6,297
Cost of shares redeemed
Investor Class	(320,322)
Net increase in net assets from capital share transactions	2,883,904
Total increase in net assets	2,517,559
Net Assets:
Beginning of period	—
End of period	$2,517,559
Capital Share Transactions:
Shares sold
Investor Class	291,687
Institutional Class(2)	10,616
Shares issued to shareholders in reinvestment of dividends
Investor Class	17,563
Institutional Class(2)	726
Shares redeemed
Investor Class	(33,958)
Net increase	286,634
(1)
Commencement of operations.

(2)
Commenced operations on November 20, 2015.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:
Investor Class
February 2, 2015(1) to December 31, 2015
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income	0.23
Net losses on securities (both realized and unrealized)	(0.86)
Total from investment operations	(0.63)
Less distributions:
Dividends from net investment income	(0.20)
Return of capital	(0.39)
Total distributions	(0.59)
Net asset value, end of period	$8.78
Total return(2)	(6.19)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,418
Ratio of gross expenses to average net assets(3)(4)	6.19%
Ratio of net expenses to average net assets(3)(5)	1.50%
Ratio of net investment income to average net assets(3)	2.22%
Portfolio turnover rate(2)	133%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:
Institutional Class
November 20, 2015(1) to December 31, 2015
Net asset value, beginning of period	$9.41
Income/(loss) from investment operations:
Net investment income	0.09
Net losses on securities (both realized and unrealized)	(0.13)
Total from investment operations	(0.04)
Less distributions:
Dividends from net investment income	(0.20)
Return of capital	(0.39)
Total distributions	(0.59)
Net asset value, end of period	$8.78
Total return(2)	(0.31)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratio of gross expenses to average net assets(3)(4)	190.47%
Ratio of net expenses to average net assets(3)(5)	1.25%
Ratio of net investment income to average net assets(3)	5.02%
Portfolio turnover rate(2)	133%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Manager of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Manager of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Worthington Value Line Dynamic Opportunity Fund (the “Fund”), a series of the Value Line Funds Investment Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund is managed by Worthington Capital Management (the “Manager”). The Fund’s investment objective is capital appreciation and current income. The Fund obtains exposure to the equity and fixed income asset classes by primarily investing in a diversified bucket of closed-end funds which the investment adviser, EULAV Asset Management (the “Adviser”), believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes — equity securities, fixed income securities, and cash — based on the Manager’s and the Adviser’s views on the market. The Fund is currently the only series in the Trust. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2015, all of the Fund’s investments were valued based on Level 1 inputs, as detailed in the Portfolio of Investments.
It is the Fund’s policy to record transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no transfers into or out of any level during the current period presented. Additionally, the Fund did not hold any Level 3 securities during the period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

Notes to Financial Statements (continued)

(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the period and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Other:   The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.
(G) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
(H) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Offering Expenses:   The Adviser and the Manager, on behalf of the Fund, have agreed to incur all of the Fund’s organizational expenses and all offering costs.
(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
February 2, 2015(1) to December 31, 2015
PURCHASES:
Investment Securities	$6,223,622
SALES:
Investment Securities	$3,392,850
(1)
Commencement of operations.

December 31, 2015

3.   Income Taxes
At December 31, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,669,571
Gross tax unrealized appreciation	$21,823
Gross tax unrealized depreciation	(203,747)
Net tax unrealized depreciation on investments	$(181,924)
Capital loss carryforward, no expiration date	$77,372
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The tax composition of distributions to shareholders for the period ended December 31, 2015 was as follows:
2015
Ordinary income	$53,481
Return of capital	105,715
Total distributions paid	$159,196
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $1,334 and decreased additional paid-in capital by $1,334. Net assets are not affected by these reclassifications. These reclasses were primarily due to non-deductible 12b-1 fees.
4.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of  $23,137 was paid or payable to the Adviser and the Manager for the period ended December 31, 2015. The Adviser and Manager are each paid at an annual rate of 0.50% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the period ended December 31, 2015, fees amounting to $5,759, before fee waivers, were accrued under the Plan.
The Adviser, the Manager and the Distributor, have agreed to waive a portion of their management, advisory and Rule 12b-1 fees and the Manager has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively (the “Expense Limitation”). The Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of Trustees of the Trust. For the period ended December 31, 2015, the Adviser and Distributor waived fees in the amounts of  $11,569 and $5,759, respectively. The Manager waived $11,569 and reimbursed expenses of  $101,072. As of December 31, 2015, amounts of  $11,569, $5,759 and $112,640 are subject to recovery by the Adviser, Distributor and Manager, respectively.

Notes to Financial Statements (continued)

The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the period ended December 31, 2015, sub TA fees of  $55 were waived.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Value Line Funds’ respective net assets. The Fund bears all other costs and expenses.
As of December 31, 2015, the officers, trustees, the manager and other investors owned, directly or indirectly, 73% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund's shareholders.
5.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Worthington Value Line Dynamic Opportunity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Worthington Value Line Dynamic Opportunity Fund (the “Fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period February 2, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2016

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Investor Class	$1,000.00	$942.80	$7.35	1.50%
Institutional Class	1,000.00	996.90	1.40	1.25
Hypothetical (5% return before expenses)
Investor Class	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	1,000.00	1,004.21	1.41	1.25
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights. The Institutional Class commenced operations on November 20, 2015. The Institutional Class expense ratio is multiplied by the average account value over the period, multiplied by 41/365 (to reflect the days since inception).

Federal Tax Notice (unaudited)

For corporate taxpayers, 43% of the ordinary income distribution paid during the calendar year 2015 qualifies for the corporate dividends received deductions.
During the calendar year 2015, 76% of the ordinary income distribution is treated as qualified dividends.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Fund

The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 45	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013–present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 59	Trustee	Since 2014	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 58	Trustee	Since 2015	Chief Financial Officer Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management (2006–2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company) (2013–2014); Executive Vice President and General Counsel, Philadelphia Media LLC (2010–2013).	12	None
Francis C. Oakley Age: 84	Trustee	Since 2014	Professor of History, Williams College (1961–2002), Professor Emeritus since 2002, President Emeritus since 1994 and President (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None
David H. Porter Age: 80	Trustee (Chairman of the Board of the Value Line Funds since 2014)	Since 2014	Professor, Skidmore College (2008–2013); Visiting Professor of Classics, Williams College (1999–2008); President Emeritus, Skidmore College since 1999 and President (1987–1998).	12	None
Paul Craig Roberts Age: 76	Trustee	Since 2014	Chairman, Institute for Political Economy.	12	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Nancy-Beth Sheerr Age: 66	Trustee	Since 2014	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Officers
Mitchell E. Appel Age: 45	President	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006–present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Funds’ website, www.vlfunds.com.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.     Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.     Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.     Principal Accountant Fees and Services

(a)	Audit Fees for the 11 months ended December 31, 2015 - $522

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees the 11 months ended December 31, 2015 - $3,958

(d)	All Other Fees – None

(e)(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees the 11 months ended December 31, 2015 - None

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By       /s/ Mitchell E. Appel

Mitchell E. Appel, President

Date:    March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Mitchell E. Appel

Mitchell E. Appel, President, Principal Executive Officer

By:      /s/ Emily D. Washington

Emily D. Washington, Treasurer, Principal Financial Officer

Date:    March 10, 2016